UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information is based on our 2004 audited consolidated financial statements included in the Company’s Annual Report on Form 10-K and our unaudited consolidated condensed financial statements for the six months ended June 30, 2005. The pro forma condensed consolidated balance sheet as of June 30, 2005 gives effect to the July 2005 acquisition (the “THG Acquisition”) of The Holmes Group, Inc. and its subsidiaries (“THG”) and the related financings (collectively the “Financings”) as follows:

i.	a $380 million term loan (“Term Loan B2”) representing an increased facility from our existing senior credit facility (“Senior Debt”) which was drawn at closing. The proceeds of Term Loan B2 were used to finance a portion of the cash purchase price and costs of the THG Acquisition; and,

ii.	the issuance of 6,150,123 shares of the Company’s common stock for approximately $232.1 million;

The pro forma condensed consolidated income statement for the year ended December 31, 2004 gives effect to the following transactions as if they occurred on January 1, 2004:

i.	the January 2005 acquisition (the “AHI Acquisition”) of American Household, Inc. and its subsidiaries (“AHI”) and the related financings;

ii.	the June 2004 acquisition of Bicycle Holding, Inc. and its subsidiaries including The United States Playing Card Company (the “USPC Acquisition”); and,

iii.	the THG Acquisition and the Financings

The unaudited pro forma condensed consolidated financial information is not necessarily indicative of our results of operations or financial position had the events reflected herein actually been consummated at the assumed dates, nor is it necessarily indicative of our results of operations or financial position for any future period. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the Jarden consolidated financial statements including the related notes incorporated by reference herein and the USPC, AHI and THG consolidated financial statements including the related notes incorporated by reference or included in the Company’s Annual Report on Form 10-K.

The pro forma adjustments related to the purchase price allocations for the AHI and THG Acquisitions are preliminary and are subject to revision as additional information becomes available. Revisions to the preliminary purchase price allocations may have a significant impact on the unaudited pro forma condensed consolidated information.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2005

(in millions)

	Jarden As Reported	THG	THG Acquisition Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current Assets:
Cash and cash equivalents	$103.8	$7.3	$(69.8)	(a)	$41.3
Accounts receivable, net	440.0	79.1	—		519.1
Inventories	554.9	143.0	2.1	(b)	700.0
Other current assets	91.1	29.2	—		120.3

Total current assets	1,189.8	258.6	(67.7)		1,380.7

Property, plant and equipment, net	254.5	49.7	—		304.2
Goodwill and intangibles, net	1,235.5	—	503.7	(c)	1,739.2
Other assets	52.1	18.3	(5.8)	(d)	64.6

Total assets	$2,731.9	$326.6	$430.2		$3,488.7

LIABILITIES AND EQUITY
Current Liabilities:
Short-term debt and current portion of long-term debt	$42.3	$3.3	$(3.3)	(e)	$46.1
			3.8	(f)
Accounts payable	210.6	47.7	—		258.3
Other current liabilities	271.9	42.7	—		314.6

Total current liabilities	524.8	93.7	0.5		619.0

Noncurrent liabilities:

Long-term debt	1,120.6	334.9	(334.9)	(e)	1,496.8
			376.2	(f)
Deferred taxes on income	164.0	3.1	38.8	(g)	205.9
Other noncurrent liabilities	206.1	12.4	—		218.5

Total noncurrent liabilities	1,490.7	350.4	80.1		1,921.2

Commitments and contingencies	—	—	—		—
Equity	716.4	(117.5)	117.5	(h)	948.5
			232.1	(i)

Total liabilities and equity	$2,731.9	$326.6	$430.2		$3,488.7

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE SIX MONTHS ENDED JUNE 30, 2005

(in millions, except per share data)

	Jarden As Reported	AHI (1)	AHI Acquisition Pro Forma Adjustments		THG (2)	THG Acquisition Pro Forma Adjustments		Pro Forma Combined
Net sales	$1,275.7	$68.5	$—		$239.6	$—		$1,583.8
Costs and expenses:
Cost of sales	958.2	53.2	—		176.2	11.0	(jj)	1,198.6
Selling, general and administrative expenses	215.6	22.9	(1.2)	(aa)	64.0	(11.0)	(jj)	286.8
			0.1	(bb)		(0.2)	(ll)
			(3.4)	(cc)
Restructuring charges	8.8	0.1	—		—	—		8.9

Operating income (loss)	93.1	(7.7)	4.5		(0.6)	0.2		89.5
Other expense (income)	6.1	(1.1)	1.2	(aa)	0.8	(1.2)	(mm)	5.8
Interest expense, net	34.1	1.0	(0.9)	(dd)	12.9	(12.2)	(oo)	46.3
			(0.9)	(ee)		(0.7)	(pp)
			2.8	(ff)		10.2	(qq)

Income (loss) before taxes	52.9	(7.6)	2.3		(14.3)	4.1		37.4
Income tax provision (benefit)	20.1	0.7	(2.7)	(hh)	(2.0)	(1.9)	(hh)	14.2

Income (loss) from continuing operations	32.8	(8.3)	5.0		(12.3)	6.0		23.2
Paid in kind dividends on Preferred Stock	(8.3)	—	2.6	(ii)	—	—		(5.7)
Dividends from beneficial conversion	(38.9)	—	—		—	—		(38.9)

Loss available to common stockholders	$(14.4)	$(8.3)	$7.6		$(12.3)	$6.0		(21.4)
Allocation:
Loss allocable to Preferred Stockholders (3)								—

Loss allocable to common stockholders								$(21.4)

Earnings per share:
Basic	$(0.33)							$(0.43)
Diluted	$(0.33)							$(0.43)

Weighted average shares outstanding:
Basic	43.6					6.2	(yy)	49.8
Diluted	43.6					6.2	(yy)	49.8

Depreciation and amortization	$25.4	$2.4	$—		$5.7			$33.5
Capital expenditures	$24.7	$—	$—		$7.7			$32.4

(1)	Reflects AHI’s operating results for the period 1/1/05 to 1/24/05. AHI’s results from 1/25/05 to 6/30/05 are included in the amounts for Jarden, as reported.
(2)	Reflects THG’s operating results for the period 1/1/05 to 6/30/05.
(3)	Due to a negative income available to stockholders, and in order to not be anti-dilutive, there are no allocations to preferred stockholders.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2004

(in millions, except per share data)

	Jarden As Reported	USPC (4)	USPC Acquisition Pro Forma Adjustments		AHI (5)	AHI Acquisition Pro Forma Adjustments		THG (6)	THG Acquisition Pro Forma Adjustments		Pro Forma Combined
Net sales	$838.6	$63.2	$—		$1,817.3	$—		$694.6	$—		$3,413.7
Costs and expenses:
Cost of sales	563.2	36.6	(0.1)	(rr)	1,264.0			498.4	22.6	(jj)	2,384.7
Selling, general and administrative expenses	179.3	14.3	(1.4)	(ss)	459.8	8.3	(aa)	119.8	(22.6)	(jj)	754.6
			0.4	(tt)		1.8	(bb)		(1.3)	(kk)
						(3.3)	(cc)		(0.5)	(ll)
Restructuring charges	—	—	—		22.8			(0.2)			22.6

Operating Income (loss)	96.1	12.3	1.1		70.7	(6.8)		76.6	1.8		251.8
Other expense (income)	—	0.4	(0.4)	(tt)	12.1	(8.3)	(aa)	6.7	1.3	(kk)	11.8
Interest expense, net	27.6	3.7	(3.6)	(uu)	19.8	(10.7)	(dd)	24.6	(2.0)	(nn)	86.2
			0.4	(vv)		(17.2)	(ee)		(20.5)	(oo)
						42.4	(ff)		(1.7)	(pp)
						0.8	(gg)		22.6	(qq)

Income (loss) before taxes and equity in earnings from joint venture	68.5	8.2	4.7		38.8	(13.8)		45.3	2.1		153.8
Income tax provision (benefit)	26.1	0.5	4.4	(hh)	20.2	(10.7)	(hh)	3.2	14.8	(hh)	58.5
Equity in earnings from joint venture	—	—	—		—	—		2.4	—		2.4

Income (loss) from continuing operations	42.4	7.7	0.3		18.6	(3.1)		44.5	(12.7)		97.7
Paid in kind dividends on Preferred Stock						(12.7)	(ii)				(12.7)

Income available to common stockholders	$42.4	$7.7	$0.3		$18.6	$(15.9)		$44.5	$(12.7)		85.0
Allocation:
Income allocable to preferred stockholders										(aaa)	(18.9)

Income allocable to common stockholders											$66.1

Earnings per share:
Basic	$1.03									(bbb)	$1.33
Diluted	$0.99									(bbb)	$1.29

Weighted average shares outstanding:
Basic	41.0					2.5	(zz)		6.2	(yy)	49.7
Diluted	42.7					2.5	(zz)		6.2	(yy)	51.4

Depreciation and amortization	$19.2	$2.7	$(0.1)	(rr)	$36.7			$10.6			$69.1
Capital expenditures	$10.8	$1.8	—		$30.6			$14.3			$57.5

(4)	Represent USPC’s results for the six months ended June 2004, which are not included in Jarden’s results, as reported.
(5)	Represents AHI’s results for the year ended December 31, 2004, which are not included in Jarden’s results, as reported.
(6)	Represents THG’s results for the year ended December 31, 2004, which are not included in Jarden’s results, as reported.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Balance sheet adjustments (June 30, 2005):

(a)	Adjustment to reflect cash used for the THG Acquisition and related expenses in excess of proceeds from financings related to the THG Acquisition.

(b)	Adjustment to reflect the fair value of inventory including: (1) capitalization of manufacturer’s profit in inventory ($4.7 million); (2) inclusion of consignment inventory ($1.0 million); offset by (3) the elimination of certain capitalized costs ($3.6 million) in inventory for consistency with Jarden’s accounting methodology.

(c)	Adjustment represents the excess of the purchase price (estimated at $679.8 million, including related acquisition costs) over the adjusted net assets acquired ($176.1 million) preliminarily allocated to goodwill ($403.7 million) and identifiable intangibles (trademark, $100.0 million). The entries recorded in the pro forma condensed consolidated balance sheet to adjust net assets to fair market value include: (b) inventory, (d) elimination of THG’s debt issuance costs, (e) elimination of non-assumed debt, (g) deferred tax liability and (h) elimination of existing stockholders’ equity of THG.

(d)	Adjustment to capitalize debt issuance costs:

(i)	to eliminate THG’s debt issuance costs ($8.0 million, non-current) related to debt not assumed in conjunction with the THG Acquisition; and
(ii)	to capitalize Jarden’s additional debt issuance costs ($2.2 million) related to Term Loan B2 to be amortized over the remaining term of the debt.

(e)	Adjustment to eliminate THG’s debt (current and non-current portions) repaid in conjunction with the THG Acquisition and not assumed by Jarden ($3.3 million and $334.9 million, respectively).

(f)	Adjustment to reflect issuance of Term Loan B2 (current and non-current portions).

(g)	Adjustment to reflect the estimated deferred tax liability (using Jarden’s effective tax rate of 38%) related to adjustments in fair value of assets acquired.

(h)	Adjustment to eliminate the existing stockholders’ equity of THG.

(i)	Adjustment to reflect the issuance 6,150,123 shares of common stock ($232.1 million) in connection with the THG Acquisition.

Income statement adjustments (Six Months Ended June 30, 2005):

(aa)	Adjustment to reclassify AHI’s net foreign currency gains ($1.2 million) from other income/expenses to selling, general and administrative expenses for consistency with Jarden’s classification of such expenses.

(bb)	Adjustment to reflect the annual compensation charge for the lapsing of restrictions on the restricted shares granted ($0.1 million) in connection with the AHI Acquisition; restrictions lapse over a two-year period.

(cc)	Adjustment to reflect the elimination of AHI acquisition costs incurred and expensed by AHI and paid by the sellers of AHI at the closing of the AHI Acquisition.

(dd)	Adjustment to eliminate interest expense related to Jarden’s debt repaid (via the issuance of new Senior Debt in conjunction with the AHI Acquisition), including related interest rate swap activity for the pre-acquisition period in 2005.

(ee)	Adjustment to eliminate AHI’s interest expense related to debt repaid in conjunction with the AHI Acquisition.

(ff)	Adjustment to reflect the interest expense related to the new Senior Debt and related interest rate swap agreements at an estimated annual effective interest rate of 5% for the pre-acquisition period during 2005.

(gg)	(reference not used)

(hh)	Adjustment to reflect an effective tax rate of 38.0% during the six months ended June 30, 2005 on the pre-tax results of the acquired businesses based on Jarden’s estimated effective tax rate for the period.

(ii)	Adjustment to reflect the paid-in-kind dividend on the Preferred Stock based on the stated dividend rate of 3.5% per annum.

(jj)	Adjustment to reclassify warehouse and outbound freight costs from to selling, general and administrative expenses to cost of sales for consistency with Jarden’s classification of such costs.

(kk)	(reference not used)

(ll)	Adjustment to reverse management fees paid to the former majority shareholder that will no longer continue as a result of the THG Acquisition.

(mm)	Adjustment to reverse the write-off of unamortized discounts on THG’s Second Lien loan and related penalties associated with the repaid THG debt.

(nn)	(reference not used)

(oo)	Adjustment to eliminate: (1) THG’s interest expense related to debt repaid in conjunction with the THG Acquisition, including the impact from the interest rate cap; (2) the amortization of a note discount; and (3) amortization of the interest rate cap premium.

(pp)	Adjustment to reflect the annual amortization ($0.2 million) of capitalized debt issuance costs related to Term Loan B2 over life of debt (7 years) and the reversal of the existing amortization expense ($0.9 million) related to the THG debt issuance cost.

(qq)	Adjustment to reflect the interest expense related to Term Loan Add-on and Term Loan B2 and related interest rate swap agreements at an estimated effective interest rate of 4.7%. The annualized effect of a 1/8% change in the variable interest rate would be $0.4 million per year.

(yy)	Adjustment to reflect the issuance of 6,150,123 shares of common stock issued to fund a portion of the consideration for the THG Acquisition.

Income statement adjustments (Year Ended December 31, 2004):

(aa)	Adjustment to reclassify AHI’s net foreign currency losses ($6.9 million) and bank fees ($1.4 million) from other expenses to selling, general and administrative expenses for consistency with Jarden’s classification of such expenses.

(bb)	Adjustment to reflect the annual compensation charge for the lapsing of restrictions on the restricted shares granted ($3.6 million) in connection with the AHI Acquisition; restrictions lapse over a two-year period.

(cc)	Adjustment to reflect the elimination of AHI acquisition costs incurred and expensed by AHI and paid by the sellers of AHI at the closing of the AHI Acquisition.

(dd)	Adjustment to eliminate historical interest expense related to Jarden’s debt repaid (via the issuance of new Senior Debt in conjunction with the AHI Acquisition), including related interest rate swap activity.

(ee)	Adjustment to eliminate AHI’s interest expense related to debt repaid in conjunction with the AHI Acquisition.

(ff)	Adjustment to reflect the interest expense related to the new Senior Debt and related interest rate swap agreements at an estimated effective interest rate of 5%. The annualized effect of a 1/8% change in the variable interest rate would be $0.5 million per year.

(gg)	Adjustment to reflect annual amortization of capitalized debt issuance costs ($2.5 million) associated with the new Senior Debt amortized over the 7 year term of the debt and elimination of the historical Jarden amortization expense ($1.7 million) for capitalized debt issuance costs related to the repaid Jarden senior debt.

(hh)	Adjustment to reflect an effective tax rate of 38.0% during 2004 on the pre-tax results of the acquired businesses and related adjustments based on Jarden’s effective tax rate for the period.

(ii)	Adjustment to reflect the paid-in-kind dividend on the Preferred Stock based on the stated dividend rate of 3.5% per annum.

(jj)	Adjustment to reclassify warehouse and outbound freight costs from to selling, general and administrative expenses to cost of sales for consistency with Jarden’s classification of such costs.

(kk)	Adjustment to reclassify foreign currency translation gains/losses from other expenses to selling, general and administrative expenses for consistency with Jarden’s classification of such expenses.

(ll)	Adjustment to reverse management fees paid to the former majority shareholder that will no longer continue as a result of the THG Acquisition.

(mm)	(reference not used)

(nn)	Adjustment to reverse guarantee fees paid to the former majority shareholder related to the repaid THG debt.

(oo)	Adjustment to eliminate: (1) THG’s interest expense related to debt repaid in conjunction with the THG Acquisition, including the impact from the interest rate cap; (2) the amortization of a note discount; and (3) amortization of the interest rate cap premium.

(pp)	Adjustment to reflect the annual amortization of capitalized debt issuance costs related to Term Loan B2 over life of debt (7 years) and the reversal of the existing amortization expense related to the THG debt issuance cost.

(qq)	Adjustment to reflect the interest expense related to Term Loan Add-on and Term Loan B2 and related interest rate swap agreements at an estimated effective interest rate of 4.7%. The effect of a 1/8% change in the variable interest rate would be $0.4 million per year.

(rr)	Adjustment to eliminate excess depreciation expense resulting from the fair market valuation of USPC fixed assets, amortized over the estimated useful lives of the respective fixed asset categories, which range from 3 to 30 years.

(ss)	Adjustment to reflect the elimination of USPC acquisition costs incurred and expensed by USPC and paid by the sellers of USPC at the closing of the USPC Acquisition.

(tt)	Adjustment to reflect the reclassification of USPC’s net other expense to selling, general and administrative expenses for consistency with Jarden’s classification.

(uu)	Adjustment to reflect the elimination of USPC’s historical interest expense excluding interest expense related to assumed foreign debt ($0.1 million).

(vv)	Adjustment to reflect the elimination of Jarden’s interest income related to cash on hand primarily from the equity offering. Such cash was used to fund a portion of the cash purchase price of the USPC Acquisition.

(ww)	(reference not used)

(xx)	(reference not used)

(yy)	Adjustment to reflect the issuance of 6,150,123 shares of common stock issued to fund a portion of the consideration for the THG Acquisition.

(zz)	Adjustment to reflect the weighted average effect of 1,071,429 shares (stock split adjusted) of common stock issued to fund a portion of the consideration for the AHI Acquisition and 1,462,454 (stock split adjusted) shares of common stock resulting from the conversion of the Preferred C shares into common and Preferred B shares, which were also issued to fund a portion of the consideration for the AHI Acquisition.

(aaa)	Equal to 22.3% of income available to common stockholders. Such percentage is calculated as $128.6 million (face value of initial Series B Preferred Stock) and $175.5 million (face value of Series B Preferred Stock converted from Series C Preferred Stock) divided by $21.33 per share (14.3 million participating common share equivalents, stock split adjusted) divided by total participating common share equivalents of 64.0 million.

(bbb)	Calculated via the two-class method as income allocable to common stock holders divided by basic weighted average shares outstanding. For informational purposes only, based on the fact that all Series B and Series C preferred stock and related dividends were converted to common stock during 2005, the calculation of pro forma combined earnings per share on the if converted method is presented below (in millions, except per share amounts):

Income available to common stock holders	$85.0
Earnings per share
Basic	$1.33
Diluted	$1.29

Weighted average shares outstanding*
Basic	64.0
Diluted	65.7

*	Reflects the conversion of the Series B Preferred Stock into 14.3 million common share equivalents